361 Global Macro Opportunity Fund
A series of Investment Managers Series Trust

Supplement dated June 30, 2014
To the Prospectus dated June 26, 2014

The following supplements and/or amends any inconsistent information in the “Summary Section - Portfolio Managers” section of the Prospectus:
Brian P. Cunningham, CFA, Principal, Chief Investment Officer, Blaine Rollins, CFA, Managing Director, Jeremy Frank, Portfolio Manager, Nick Libertini, Analyst and Aditya Bhave, Analyst, have served as the portfolio managers of the Fund since its inception in 2014. Messrs. Cunningham, Frank, Rollins, Libertini and Bhave are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following supplements and/or amends any inconsistent information in the “Management of the Fund - Portfolio Managers” section of the Prospectus:

Brian P. Cunningham, CFA. Mr. Cunningham is President, Chief Investment Officer and an owner of 361 Capital, LLC. Mr. Cunningham is responsible for managing the investment group, including oversight of macro-economic research, portfolio construction and portfolio management. He has over 29 years of experience in investment management and has personally provided investment advisory services to numerous institutions and high net worth individuals. In 1996, Mr. Cunningham co-founded a regional investment advisor, where he served on the Board of Managers and acted as Chief Investment Strategist. In addition to his experience evaluating hedge funds, Mr. Cunningham also has direct hedge fund expertise, which he developed while serving as managing member for a quantitative market neutral management company. Mr. Cunningham has earned the designations Chartered Financial Analyst (CFA) and Certified Investment Management Consultant (CIMC). He is a member of the Association of Investment Management and Research and the Denver Society of Security Analysts. In addition, he is a charter member of the Institute for Certified Investment Management Consultants (ICIMC). Mr. Cunningham has served on numerous boards in the community including the Eleanor Roosevelt Institute and the Caring for Colorado Foundation where he also served as interim President. He earned his degree in Business Administration from Colorado State University and currently serves on the Finance Advisory Board for the College of Business.
Blaine Rollins, CFA. Mr. Rollins is a managing director, senior portfolio manager and a member of the Advisor’s Investment Committee at 361 Capital, LLC. His responsibilities include manager due diligence, investment research, portfolio construction, hedging and trading securities. Prior to joining the Advisor, he was an independent investor from July 2006 to February 2011. Mr. Rollins was with Janus Capital Corporation from 1990 to June 2006. There, he served as Executive Vice President and portfolio manager of the Janus Fund, Janus Balanced Fund, Janus Equity Income Fund, Janus Aspen Growth Portfolio, Janus Advisor Large Cap Growth Fund, and the Janus Triton Fund. He began his career as a financial analyst at AMG Guaranty Trust (formerly Asset Management Group). Mr. Rollins is a Director of the LiveSTRONG Foundation. He also serves as the State Treasurer on the Colorado Investment Advisory Board. A frequent industry speaker, Mr. Rollins earned a Bachelor’s degree in Finance from the University of Colorado, and he is a Chartered Financial Analyst.
Please file this Supplement with your records.